United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 4, 2026

Date of Report (Date of earliest event reported)

Aeon Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43321	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 West Flagler Street, Suite 900 Miami, FL	33130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (877) 787-1880

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one redeemable warrant to purchase one Class A Ordinary Share, and one right to receive one-fourth (1/4) of one Class A Ordinary Share	AESPU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	AESP	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share, $0.0001 par value, at an exercise price of $11.50	AESPW	The NASDAQ Stock Market LLC
Rights to receive one-fourth (1/4) of one Class A Ordinary Shares	AESPR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, on June 4, 2026, Aeon Acquisition I Corp. (the “Company”) consummated its initial public offering (“IPO”) of 12,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share (“Ordinary Share”), one redeemable warrant (“Warrant”) to purchase one Ordinary Share at a price of $11.50 per share subject to certain adjustments, and one right (“Right”) to receive one-fourth (1/4) of one Ordinary Share upon consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $125,000,000.

On June 5, 2026, the underwriters fully exercised their over-allotment option to purchase 1,875,000 additional Units (the “OA Option”), at a price of $10.00 per Unit, generating additional gross proceeds to the Company of $18,750,000. Following the full exercise of the OA Option, an aggregate of 14,375,000 Units have been sold for the IPO.

As of June 8, 2026, a total of $143,750,000 of the net proceeds from the IPO and the private placement were deposited in a trust account established for the benefit of the Company’s shareholers.

An audited balance sheet as of June 8, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the private placement is included with this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet dated June 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2026

Aeon Acquisition I Corp.

By:	/s/ Demetrios Mallios
Name:	Demetrios Mallios
Title:	Chief Executive Officer

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